UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 1, 2005

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Winn-Dixie Stores, Inc. and its subsidiaries (the “Company”) is required to provide monthly operating reports to the Office of the United States Trustee for the Middle District of Florida (the “U.S. Trustee”) pursuant to the U.S. Trustee’s Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. Such reports are also filed with the bankruptcy court. On December 8, the Company filed its monthly operating reports (“MORs”) for each of the four-week periods ending September 21, 2005, October 19, 2005 and November 16, 2005, copies of which are furnished as Exhibits 99.1, 99.2 and 99.3, respectively.

The Company cautions readers not to place undue reliance upon the information contained in the MORs. The MORs contain financial information that has not been audited or reviewed by independent accountants and will be subject to future reconciliation and adjustments. The MORs should not be used as a basis for making investment decisions regarding the Company’s securities. The MORs contain information for periods that are shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the MORs may not be indicative of the Company’s financial condition as of September 21, 2005, October 19, 2005 and November 16, 2005, respectively, or operating results for the periods reflected in the Company’s financial statements. Readers are cautioned to refer to the Company’s Exchange Act filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended June 29, 2005 and the Quarterly Report on Form 10-Q for the fiscal quarter ended September 21, 2005.

Certain of the information contained in the MORs may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to various assumptions regarding the Company’s operating performance and other matters that may not be realized and are subject to certain risks and uncertainties, particularly while the Chapter 11 cases are proceeding. Actual results for the periods reflected in the Company’s Exchange Act filings may differ materially from the information contained in the MORs, and the Company undertakes no obligation to publicly update or revise the MORs.

A number of factors could cause the Company’s actual results to differ materially from the expected results described in the Company’s forward-looking statements. There can be no assurance that the Company’s Chapter 11 reorganization process will be successful. Risk factors related to its efforts include, but are not limited to, the following: the Company’s ability to continue as a going concern; the Company’s ability to generate positive cash flow from operations; the Company’s ability to resume vendor credit and accounts receivable collection; the Company’s ability to respond to any further unexpected developments that require the use of a substantial amount of its liquidity; the Company’s ability to operate pursuant to the terms of its DIP credit facility; the Company’s ability to obtain court approval with respect to various motions filed from time to time in the Chapter 11 proceedings; the Company’s ability to achieve remaining key elements of its restructuring, including rejection of unsold facilities’ leases and appropriate alignment of administrative expenses to the resulting organization; the Company’s ability to develop, confirm and consummate a plan or plans of reorganization; risks associated with third parties seeking and obtaining court approval to terminate or shorten the period in which the Company has the exclusive right to file plans of reorganization, modify or terminate the automatic stay, appoint a Chapter 11 trustee or convert the cases to Chapter 7 cases; other potential adverse impacts of the Chapter 11 cases on the Company’s liquidity and results of operations; the Company’s ability to maintain contracts that are critical to its operations; the Company’s ability to attract and retain customers; the Company’s ability to attract, motivate and retain key executives and associates; and potential adverse publicity.

The Company experienced a disruption to its business as a result of Hurricane Katrina, and faces a number of risks associated with recovery from the hurricane, including but not limited to: the Company’s ability to collect on its insurance coverage for damage resulting from Hurricane Katrina; the Company’s ability to re-open stores impacted by Hurricane Katrina; and future sales levels in the Company’s stores in the New Orleans market.

In addition, the Company faces a number of risks with respect to its continuing business operations, including but not limited to: the Company’s ability to increase sales and market share, particularly in light of over two years of sustained sales declines; the Company’s ability to increase capital expenditures in the future to invest in its store base and other capital projects; the Company’s response to the entry of new competitors into its markets, including traditional grocery store openings and the entry of non-traditional grocery retailers such as mass merchandisers, super-centers, warehouse club stores, dollar-discount stores, drug stores and conventional department stores; and the Company’s ability to reduce the level of operating losses experienced in recent years.

Please refer to discussions of these and other factors in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2005 and other Company filings with the Securities and Exchange Commission and the Quarterly Report on Form 10-Q for the fiscal quarter ended September 21, 2005.

These and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and other debt or equity securities. No assurance can be given as to what recoveries, if any, will be assigned in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of the Company’s stock receiving less, potentially substantially less, than payment in full for their claims. Because of such possibilities, the value of the Company’s common stock and unsecured debt is highly speculative. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 8.01 Other Events

On December 1, 2005, the Company announced that it was postponing its Annual Meeting of Shareholders that had been scheduled for December 8, 2005. The press release is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

99.1	Winn-Dixie Stores, Inc. – Chapter 11 Monthly Operating Report to the U.S. Trustee for the period from August 25, 2005 to September 21, 2005.

99.2	Winn-Dixie Stores, Inc. – Chapter 11 Monthly Operating Report to the U.S. Trustee for the period from September 22, 2005 to October 19, 2005.

99.3	Winn-Dixie Stores, Inc. – Chapter 11 Monthly Operating Report to the U.S. Trustee for the period from October 20, 2005 to November 16, 2005.

99.4	Press Release dated December 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2005	Winn-Dixie Stores, Inc.

	By:	/s/ PETER L. LYNCH
Peter L. Lynch
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Winn-Dixie Stores, Inc. – Chapter 11 Monthly Operating Report to the U.S. Trustee for the period from August 25, 2005 to September 21, 2005.

99.2	Winn-Dixie Stores, Inc. – Chapter 11 Monthly Operating Report to the U.S. Trustee for the period from September 22, 2005 to October 19, 2005.

99.3	Winn-Dixie Stores, Inc. – Chapter 11 Monthly Operating Report to the U.S. Trustee for the period from October 20, 2005 to November 16, 2005.

99.4	Press Release dated December 1, 2005.